UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 23, 2025

ELUTIA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39577	47-4790334
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Firstfield Road

Gaithersburg, MD 20878

(Address of principal executive offices) (Zip Code)

(240) 247-1170

(Registrant’s telephone number, include area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	ELUT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 23, 2025, Elutia Inc., a Delaware corporation (the “Company” or “Elutia”), received a written notice (the “Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company is not in compliance with the continued listing requirement set forth in Nasdaq Listing Rule 5550(b)(2), which requires listed companies to maintain a minimum market value of listed securities (“MVLS”) of at least $35 million (the “MVLS Requirement”). Based on the Staff’s review of the Company’s MVLS, the Company’s MVLS was below $35 million for the previous 30 consecutive business days. The Notice also noted that the Company does not meet the additional requirements under Nasdaq Listing Rules 5550(b)(1) and 5550(b)(3) relating to minimum shareholder equity or net income standards.

The Notice has no immediate effect on the listing of the Company’s Class A common stock (the “Common Stock”), which will continue to trade on The Nasdaq Capital Market under the symbol “ELUT,” subject to the Company’s compliance with the other Nasdaq listing requirements. In accordance with Nasdaq Listing Rule 5810(c)(3)(C), the Company has a period of 180 calendar days from the date of the Notice, or until June 22, 2026, to regain compliance with the MVLS Requirement. To regain compliance, the Company’s MVLS must close at $35 million or more for a minimum of 10 consecutive business days during this compliance period, unless the Staff exercises its discretion to require a longer period. If the Company does not regain compliance within the prescribed period, the Staff will provide written notification that the Company’s securities are subject to delisting.

Additionally, and as previously disclosed, Nasdaq notified the Company on November 7, 2025 that it no longer satisfied Nasdaq Listing Rule 5550(a), which requires the Company to maintain a minimum bid price of $1.00 per share (the “Bid Price Rule”) for continued listing on The Nasdaq Capital Market. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has a period of 180 calendar days from the date of the notification, or until May 6, 2026, to regain compliance with the Bid Price Rule, which requires that the closing bid price of the Common Stock be at least $1.00 for a minimum of 10 consecutive business days (unless the Staff exercises its discretion to require a longer period).

The Company remains out of compliance with the Bid Price Rule as of the date hereof. If the Company is unable to regain compliance with the Bid Price Rule by May 6, 2026, the Company may be eligible for an additional 180-day compliance period. To qualify, the Company will be required to have regained compliance with the MVLS Requirement, to meet the continued listing requirement for market value of publicly held shares and to meet all other applicable standards for initial listing on The Nasdaq Capital Market, with the exception of the Bid Price Rule. The Company will also need to provide written notice to Nasdaq of its intent to cure the deficiency during the second compliance period, by effecting a reverse stock split, if necessary. However, if it appears to Nasdaq that the Company will not be able to cure the deficiency, or if it is not otherwise eligible (by having failed to regain compliance with the MVLS Requirement or otherwise), Nasdaq will provide notice to the Company that its securities are subject to delisting, at which time the Company may appeal the delisting determination to a Hearings Panel pursuant to Nasdaq Listing Rule 5815(a).

The Company intends to monitor its MVLS and its closing bid price and assess its available options to regain compliance with the MVLS Requirement, the Bid Price Rule and continue listing on The Nasdaq Capital Market. There can be no assurance that the Company will be able to regain compliance with the MVLS Requirement, the Bid Price Rule or will otherwise be in compliance with other applicable Nasdaq listing rules.

Forward-Looking Statements

Certain information contained in this Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We may, in some cases, use terms such as “intends,” “believes,” “potential,” “anticipates,” “estimates,” “expects,” “plans,” “may,” “could,” “might,” “likely,” “will,” “should” or other words that convey the uncertainty of the future events or outcomes to identify these forward-looking statements. Our forward-looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties, including statements regarding our ability to regain compliance with the MVLS Requirement, the Bid Price Rule or Nasdaq’s other continued listing requirements or maintain the listing of our Common Stock on The Nasdaq Capital Market. These forward-looking statements are subject to risks and uncertainties, including risks related to our ability to regain compliance with the MVLS Requirement or the Bid Price Rule, or otherwise maintain compliance with any other listing requirement of The Nasdaq Capital Market, the outcome of any appeals to the Nasdaq Hearings Panel, the potential delisting of our shares from The Nasdaq Capital Market due to our failure to comply with the applicable rules, and the other risks set forth in our filings with the Securities and Exchange Commission, including in our Annual Report on Form 10-K and our subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. For all these reasons, actual results and developments could be materially different from those expressed in or implied by our forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this Current Report on Form 8-K. We undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances unless required by law.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Exhibit Description

104	Cover Page Interactive Data File (formatted as Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELUTIA INC.

Date: January 2, 2025	By:	/s/ Matthew Ferguson
Matthew Ferguson
Chief Financial Officer